THE PRUDENTIAL SERIES FUND

High Yield Bond Portfolio

Supplement dated June 26, 2017 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the High Yield Bond Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have meanings given to them in the Summary Prospectus.

Effective June 30, 2017, Michael J. Collins, CFA will no longer serve as a portfolio manager responsible for the day-to-day management of the Portfolio. Robert Cignarella, CFA, Terence Wheat, CFA, Robert Spano, CFA, CPA, Ryan Kelly, CFA, Brian Clapp, CFA and Daniel Thorogood, CFA will continue to serve as portfolio managers for the Portfolio.

To reflect this change, the Summary Prospectus for the Portfolio is hereby revised as follows, effective June 30, 2017:

I.	All references and information pertaining to Michael J. Collins, CFA are hereby removed

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

11SUMSUP1